UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 29, 2019

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street Suite 5100 Pittsburgh, Pennsylvania		15219-2706

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Capital Stock, par value $1.25 per share	KMT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareowners of Kennametal Inc. (the Company) on October 29, 2019, the Company's Shareowners voted on the election of ten directors with terms to expire in 2020, the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2020 and an advisory vote on executive compensation. The 78,558,029 shares present in person or represented by proxy at the meeting were voted as described below.

I.	The ten directors listed below were elected to serve as directors until the next annual meeting of Shareowners in 2020 and until their successors are duly elected and qualified by the following vote:

	For	Withheld	Broker Non-Votes
Joseph Alvarado	75,086,945	457,339	3,013,745
Cindy L. Davis	74,933,821	610,463	3,013,745
William J. Harvey	75,089,680	454,604	3,013,745
William M. Lambert	74,926,310	617,974	3,013,745
Lorraine M. Martin	74,938,187	606,097	3,013,745
Timothy R. McLevish	71,381,352	4,162,932	3,013,745
Sagar A. Patel	74,938,345	605,939	3,013,745
Christopher Rossi	75,208,446	335,838	3,013,745
Lawrence W. Stranghoener	74,711,462	832,822	3,013,745
Steven H. Wunning	74,271,411	1,272,873	3,013,745

II.
The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 was approved by the following vote:

	For	Against	Abstained
PricewaterhouseCoopers LLP	76,941,525	1,459,916	156,588

III.	The advisory vote on executive compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement, was approved on an advisory basis by the following vote:

	For	Against	Abstained	Broker Non -Votes
Executive compensation	74,400,111	831,568	312,605	3,013,745

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	October 31, 2019	By:	/s/ Michelle R. Keating
Michelle R. Keating
Vice President, Secretary and General Counsel

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